Investment in an Associate	12 Months Ended
Dec. 31, 2025
Investments, All Other Investments [Abstract]
Investment in an Associate

Note 5 – Investment in an Associate

On May 4, 2023, the Company entered into a definitive agreement (the “Agreement”) for a $1.5 million equity investment in OnKai, a US-based technology company developing an AI-based platform to advance healthcare for underserved populations across the United States by facilitating alignment between healthcare stakeholders.

Previously, in November, 2022 the Company invested $1.5 million in OnKai through a Simple Agreement for Future Equity (“SAFE”) which converted at a 15% discount into series seed preferred shares upon closing of the Investment Round (as defined below). The Company recorded in its statement of operations a change in the fair value of the convertible note (the SAFE) which totaled $0.3 million for the year ended December 31, 2023.

The Company’s investment in OnKai was part of an approximately $6.0 million investment round (the “Investment Round”) with other investors that was led by the Company of which SAFEs of approximately $3.8 were converted into preferred shares of Onkai upon the consummation of the Investment Round. On June 19, 2023, the Investment Round closed. Following the closing of the Investment Round, the Company holds 1,223,535 preferred shares which comprised approximately 24% of the outstanding share capital of OnKai on an as-converted basis as of December 31, 2023 and December 31, 2024. In connection with the closing of the Investment Round, the Company’s Chief Executive Officer and director, Allen Baharaff, was appointed as one of three board members of OnKai.

Under the terms of the Agreement, during the three-year period following the closing of the Investment Round the Company will have the right to merge with OnKai subject to the approval of the boards of directors of each of the Company and OnKai. The Company was granted certain customary pre-emptive rights as well as registration rights, first refusal rights, co-sale, a board seat, and certain customary protective provisions.

On October 15, 2024, the Company entered into a bridge loan agreement with OnKai pursuant to which the Company made a loan in an aggregate amount of $250,000 to OnKai payable by January 1, 2028. The loan bears interest at an annual rate of 15%. In addition, in connection with the Services Agreement, the Company paid OnKai $150,000 for OnKai to assist the Company in (i) identifying and preparing eligible sites for the Company’s future clinical trials and (ii) preparing and submitting applications for clinical and research grants in respect of such future clinical trials, including preparing reimbursement strategies. In the event that Onkai is awarded a clinical or research grant, OnKai agreed to repay the Company the $150,000 that it initially paid to OnKai.

In September 2025, the Company’s Chief Executive Officer and director, Allen Baharaff, resigned from the OnKai board. On December 29, 2025, OnKai filed a certificate of dissolution with the Secretary of State of the State of Delaware for winding up its affairs and dissolving as an entity. As of December 31, 2025, we determined that our investment and related balances in OnKai, including a long-term loan, were not recoverable and recorded a full write-off of such amounts, resulting in an aggregate loss of approximately $2.5 million.

GALMED PHARMACEUTICALS LTD.

Notes to Consolidated Financial Statements